                                                                   Exhibit 23.15



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Mercantec, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Chicago, Illinois
June 28, 2000